ETFMG Sit Ultra Short ETF	ETFMG Sit Ultra Short ETF Trading Symbol: VALT Listed on NYSE Arca, Inc. Summary Prospectus January 29, 2021 www.valtetf.com
Before you invest, you may want to review the ETFMG Sit Ultra Short ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 29, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at https://etfmg.com/funds/valt/. You can also get this information at no cost by calling 1‑844‑ETFMGRS (383-6477) or by sending an e‑mail request to info@etfmg.com.
Investment Objective
The ETFMG Sit Ultra Short ETF (the “Fund” or the “Ultra Short ETF”) seeks maximum current income to the extent consistent with preserving capital and maintaining liquidity.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a diversified portfolio of high-quality short-term U.S. dollar denominated domestic and foreign debt securities and other instruments.

The Fund will, under normal circumstances, invest primarily in fixed-income securities. These include:
•Commercial paper of domestic and foreign banks and corporations;
•Obligations of domestic and foreign banks and corporations, including both fixed rate and floating rate securities;
•Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;
•Mortgage and other asset-backed securities including automobile and credit card receivables, utilities, equipment trust certificates, railway authorities, single-family rentals, manufactured home loans, home improvement loans, and home equity loans; and
•Repurchase agreements relating to the above instruments.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s Sub-Adviser (as defined below)).
The Fund is not a money market fund, does not seek to maintain a fixed or stable net asset value of $1, is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase, and does not have the tax advantages of a money market fund.
Sit Fixed Income Advisors II, LLC (“Sit Investment” or the “Sub-Adviser”) may invest in debt obligations of maturities with a dollar weighted average maturity of no more than 3 years and may invest in debt obligations with a maximum maturity of 4 years. During normal market circumstances the average portfolio effective duration for the Fund is expected be more than 2 months, but less than 1 year. The Sub-Adviser attempts to diversify the Fund’s portfolio by holding debt obligations of many different issuers and choosing issuers in a variety of sectors. The Fund is a “diversified” fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than cash and cash items, U.S. government securities or securities of other investment companies) or purchase more than 10% of the outstanding voting securities of an issuer.
In determining which debt obligations to buy for the Fund, the Sub-Adviser attempts to achieve the Fund’s investment objective primarily in three ways:
•Yield curve positioning: The Sub-Adviser selects debt obligations with maturities and yields that it believes have the greatest potential for achieving the Fund’s objectives.
•Sector allocation: The Sub-Adviser invests in debt obligations in those sectors which it believes represent the greatest potential for achieving the Fund’s objectives.
•Security selection: The Sub-Adviser determines which issuers it believes offer the best relative value within each sector and then decides which available debt obligations of that issuer to purchase.
The Fund may also invest in shares of stable value money market funds and ETFs that principally invest in the same types of securities in which the Fund may invest directly.
The Fund is actively-managed and does not seek to track the performance of any particular index.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Active Management Risk: The Fund may not meet its investment objective based on the success or failure of the Fund’s investment adviser (“ETF Managers Group LLC” or the “Adviser”) or Sub-Adviser to implement investment strategies for the Fund.
Cash Redemption Risk: The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Collateralized Mortgage Obligation Risk: The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments.

Credit Risk: Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
ETF Risks:
Absence of a Prior Active Market: Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Costs of Buying or Selling Shares: Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. However, given that shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Sub-Adviser believes that large discounts or premiums to the NAV of shares should not be sustained. While the creation/redemption feature is designed to make it likely that Fund shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.
Trading: Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.  Decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund shares. During a

“flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Extension Risk: When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
Fixed-Income Instruments Risks: The market price of the Fund’s fixed-income instruments may change, sometimes rapidly or unpredictably, in response to changes in interest rates, factors affecting securities markets generally, and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. Fixed-income instruments may also be subject to call risk, which is the risk that an issuer may exercise its right to redeem a fixed-income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads, and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks, or securities with other, less favorable features.
Floating or Variable Rate Securities Risk:  Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter).  Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.
Foreign Debt Securities Risk: The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers. Foreign debt obligations are generally determined based on the ultimate parent country of risk which consists of the following four factors: management location, country of primary listing, country of revenue and reporting currency of the issuer. Debt obligations issued by a foreign entity that are subject to a guarantee of a U.S. corporate parent or other U.S. entity are generally not regarded as foreign securities.
Illiquid Securities Risks: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. Additionally, the Fund may have to forego all or a portion of the interest earned on a security. Liquidity risk may impact the Fund’s ability to meet shareholder redemptions and as a result, the Fund may be forced to sell securities at inopportune prices.
Large Shareholder Transactions Risk: Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.
Mortgage- and Asset-Backed Securities Risk: The Fund may invest in U.S. government agency mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. When interest rates fall, mortgage- and asset-backed securities may be subject to prepayment risk. When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.
Municipal Securities Risk: From time to time the Fund may invest a substantial amount of its assets in taxable or tax-exempt municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.  Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Other Investment Companies Risk: The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.
Portfolio Turnover Risk: The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.
Prepayment Risk: When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.
Rating Agencies Risks: Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Reinvestment Risk: Income from the Fund’s debt securities portfolios will decline if and when the Fund invest the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.
Repurchase Agreement Risks: Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.
Reverse Repurchase Agreement Risks: A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.
Rule 144A Securities Risk: Rule 144A securities are restricted securities that can be purchased only by “qualified institutional buyers,” as defined under the Securities Act. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. As such, investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.
Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. The Fund also may miss investment opportunities and have a lower total return during these periods.
To-be-announced transactions (“TBAs”) Securities and Rolls Risk: TBA transactions are subject to increased credit risk and increased overall investment exposure. TBA rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the TBA roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. TBA roll transactions may have the effect of creating leverage in the Fund’s portfolio.
U.S. Government Securities Risk: U.S. government securities are not guaranteed against price movement and may decrease in value. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies are supported by the discretionary authority of the

U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government agencies, no assurance can be given that the U.S. government will always do so because the U.S. government is not so obligated by law.
Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the sub-adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the sub-adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmg.com or by calling 1‑844‑383‑6477.
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 3.54% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -3.64% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2020)	1 Year	Since Inception 10/8/2019
ETFMG Sit Ultra Short ETF
Return Before Taxes	0.84%	1.17%
Return After Taxes on Distributions	0.21%	0.55%
Return After Taxes on Distributions and Sale of Fund Shares	0.49%	0.63%
Bloomberg Barclays U.S. Treasury Bills Index: 1-3-month Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.75%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser and Sub-Adviser
ETF Managers Group LLC serves as the investment adviser to the Fund.
Sit Fixed Income Advisors II, LLC serves as the sub-adviser to the Fund.
The Adviser has retained the Sub-Adviser to be responsible for the day-to-day management of the Fund, subject to the supervision of the Adviser and the Board.

Portfolio Managers
Bryce A. Doty, Mark H. Book, CFA, CMA, and Christopher M. Rasmussen, CFA have been the Fund’s portfolio managers since its inception in 2019.
Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Funds, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.etfmg.com.
Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.